$ 43,850.00                                              Dated: March   9 , 1996


                                 PROMISSORY NOTE

         FOR VALUE RECEIVED, William Wiegand and Pamela Wiegand ("Makers"), promise to pay to Oasis Services Management Corporation, a Nevada corporation ("Holder"), or order, Forty Three Thousand, Eight Hundred Fifty Dollars ($ 43,850 ).

         1. Payments. The principal and interest on the obligation represented hereby shall be repaid in installments, with accrued interest paid first from each payment, of $500.00 on the last day of each month commencing March 31, 1996; $600 on the last day of each month commencing June 30, 1996; $700 on the last day of each month commencing September 30, 1996; $800 on the last day of each month commencing December 31, 1996, with the entire unpaid principal and interest to be paid in full on or before March 31, 1999.

         2. Interest. The obligation shall bear simple interest which shall be at the rate of 12% per annum.

         3. Type and Place of Payments. Payments of principal and interest shall be made in lawful money of the United States of America to the above-named Holder at 268 West 400 South, Salt Lake City, Utah 84101, or order.

         4. Prepayment. Advance payment or payments may be made on the principal, without penalty or forfeiture. There shall be no penalty for any prepayment.

         5. Default. Upon the occurrence or during the continuance of any one or more of the events hereinafter enumerated, Holder or the holder of this Note may forthwith or at any time thereafter during the continuance of any such event, by notice in writing to the Makers, declare the unpaid balance of the principal and interest on the Note to be immediately due and payable, and the principal and interest shall become and shall be immediately due and payable without presentation, demand, protest, notice of protest, or other notice of dishonor, all of which are hereby expressly waived by Makers, such events being as follows:

                  (a) Default in the payment of the principal and interest of this Note or any portion thereof when the same shall become due and payable, whether at maturity as herein expressed, by acceleration, or otherwise, unless cured within five (5) days after notice thereof by Holder or the holder of such Note to Maker.

                  (b) Maker shall file a voluntary petition in bankruptcy or a voluntary petition seeking reorganization, or shall file an answer admitting the jurisdiction of the court and any material allegations of an involuntary petition filed pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof, or shall be adjudicated bankrupt, or shall make an assignment for the benefit of creditors, or shall apply for or consent to the appointment of any receiver or trustee for Maker, or of all or any substantial portion of its property, or Maker shall make an assignment to an agent authorized to liquidate any substantial part of its assets; or

                  (c) An order shall be entered pursuant to any act of Congress relating to bankruptcy or to any act purporting to be amendatory thereof approving an involuntary petition seeking reorganization of the Maker, or an order of any court shall be entered appointing any receiver or trustee of or for Maker, or any receiver of trustee of all or any substantial portion of the property of Maker, or a writ or warrant of attachment or any similar process shall be issued by any court against all or any substantial portion of the property of Maker, and such order approving a petition seeking reorganization or appointing a receiver or trustee is not vacated or stayed, or such writ, warrant of attachment, or similar process is not released or bonded within 60 days after its entry or levy.

         6. Attorneys' Fees. If this Note is placed with an attorney for collection, or if suit be instituted for collection, or if any other remedy permitted by law is pursued by Holder, because of any default in the terms and conditions herein, then in such event, the undersigned agrees to pay reasonable attorneys' fees, costs, and other expenses incurred by Holder in so doing.

         7. Construction. This Note shall be governed by and construed in accordance with the laws of the State of Utah.

         8. Security. This Note is secured by the inventory of the store located in Oasis, Nevada (the intersection of Interstate 80 and SR 233) as lease to the makers by Oasis Services Management Incorporated, as set forth in the Security Agreement between Maker and Holder of even date herewith.

                                                           Pamela Wiegand

                                                          /s/ Pamela Wiegand

                                                           William Wiegand

                                                         /s/ Willliam Wiegand
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